EXHIBIT 99.2

Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because the Company believes that these measures are useful to investors because the ratings agencies use these measures when determining a company's credit ratings. The cost of the Company's debt, the ability of the Company's subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company's credit ratings. The Company believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures. FFO is not necessarily an indication of the Company's cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Company's financial performance or to cash flow from operating, investing and financing activities when evaluating the Company's liquidity or ability to make cash distributions or pay debt service. The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
Funds From Operations (FFO)
	Six Months ended June 30,		Year ended December 31,			LTM June 30,
	2007	2006	2006	2005	2004	2007

Net Income Applicable to Common Stock	$41,361	$29,078	$277,451	$82,237	$28,571	$289,734

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	115,911	114,083	228,875	214,662	205,922	230,703
Deferred taxes and deferred investment tax credit	31,661	6,510	136,026	41,609	33,690	161,177
AFUDC (Debt and Equity)	(23,887)	(20,315)	(35,345)	(45,013)	(14,535)	(38,917)
Deferred Energy Costs Disallowed	-	-	-	-	1,586	-
Goodwill Impairment	-	-	-	-	11,695	-
Impairment of assets of subsidiary	-	-	-	-	10,997	-
Gain on Sale of Discontinued Operations	-	-	-	-	(2,506)	-
Plant Costs disallowed	-	-	-	-	47,092	-
Reinstatement of deferred energy costs	-	-	(178,825)	-	-	(178,825)
Reinstated Interest on Deferred Energy	(11,076)	-	-	-	-	(11,076)
Carrying Charge on Lenzie Plant	(16,080)	(13,166)	(33,440)	-	-	(36,354)
Gain on Sale of Investment	-	-	(62,927)	-	-	(62,927)
Other, net	7,805	(3,494)	24,650	(219)	(23,453)	35,949
Funds from Operations (Before Deferred Energy Costs)	145,695	112,696	356,465	293,276	299,059	389,464
Amortization Deferred energy costs - electric	88,482	75,025	166,821	188,221	265,418	180,278
Amortization Deferred energy costs - gas	638	4,136	6,234	1,446	3,242	2,736
Deferral of energy costs - electric plus terminated suppliers	30,941	(31,842)	(45,996)	(23,063)	(147,589)	16,787
Deferral of energy costs - gas	(638)	1,744	436	(2,519)	(7,480)	(1,946)
Payment to terminating supplier	-	(65,368)	(65,368)	-	(61,129)	-
Proceeds from claim on terminating supplier	-	41,365	41,365	-	-	-
Adjusted Funds from Operations	$265,118	$137,756	$459,957	$457,361	$351,521	$587,319

Long-term Debt	4,291,833	4,403,714	4,001,542	3,817,122	4,081,281	4,291,833
Current maturities of long term debt	109,092	28,640	8,348	58,909	8,491	109,092
Total Debt	$4,400,925	$4,432,354	$4,009,890	$3,876,031	$4,089,772	$4,400,925

Preferred Stock	-	-	-	50,000	50,000	-

Net interest expense	140,286	150,887	311,088	284,927	307,546	300,487
AFUDC Debt	10,708	10,009	17,119	24,691	8,587	17,818
Adjusted Interest Expense	$150,994	$160,896	$328,207	$309,618	$316,133	$318,305

Debt/Funds from operations			11.25x	13.22x	13.68x	11.30x
Debt/Adjusted FFO			8.72x	8.47x	11.63x	7.49x
Funds from Operations Interest Coverage			2.09x	1.95x	1.95x	2.22x
Adjusted Funds From Operations Interest Coverage			2.40x	2.48x	2.11x	2.85x
Common shareholders equity			$2,622,297	$2,060,154	$1,498,616	$2,673,234
Total Capitalization (including current maturities of long-term debt)			$6,632,187	$5,986,185	$5,638,388	$7,074,159
Debt/Capitalization			60.46%	64.75%	72.53%	62.21%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)
	Six Months ended June 30,		Year ended December 31,			LTM June 30,
	2007	2006	2006	2005	2004	2007

Net Income	$28,186	$25,160	$224,540	$132,734	$104,312	$227,566

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	74,594	69,121	141,585	124,098	118,841	147,058
Deferred taxes and deferred investment tax credit	9,826	3,983	107,392	86,910	57,066	113,235
AFUDC (Debt and Equity)	(11,598)	(16,226)	(23,369)	(41,870)	(9,968)	(18,741)
Deferred Energy Costs Disallowed	-	-	-	-	1,586	-
Reinstatement of Deferred Energy Costs	-	-	(178,825)			(178,825)
Reinstated Interest on Deferred Energy	(11,076)	-	-	-	-	(11,076)
Carrying Charge on Lenzie Plant	(16,080)	(13,166)	(33,440)	-	-	(36,354)
Other, net	(3,394)	(12,650)	3,394	(7,433)	(44,149)	12,650
Funds from Operations (Before Deferred Energy Costs)	70,458	56,222	241,277	294,439	227,688	255,513
Amortization Deferred energy costs	64,747	52,399	120,499	131,471	228,765	132,847
Deferral of energy costs plus terminated suppliers	23,023	(29,909)	(46,086)	(31,219)	(112,992)	6,846
Payment to terminating supplier	-	(37,410)	(37,410)	-	(50,311)	-
Proceeds from claim on terminating supplier	-	26,391	26,391	-	-	-
Adjusted Funds from Operations	$158,228	$67,693	$304,671	$394,691	$293,150	$395,206

Long-term Debt	2,655,630	2,670,057	2,380,139	2,214,063	2,275,690	2,655,630
Current maturities of long term debt	7,449	6,240	5,948	6,509	6,091	7,449
Total Debt	$2,663,079	$2,676,297	$2,386,087	$2,220,572	$2,281,781	$2,663,079

Net interest expense	88,260	88,149	176,612	134,657	137,388	176,723
AFUDC Debt	5,253	8,072	11,614	23,187	5,738	8,795
Adjusted Interest Expense	93,513	96,221	$188,226	$157,844	$143,126	$185,518

Debt/Funds from operations			9.89x	7.54x	10.02x	10.42x
Debt/Adjusted FFO			7.83x	5.63x	7.78x	6.74x
Funds from Operations Interest Coverage			2.28x	2.87x	2.59x	2.38x
Adjusted Funds From Operations Interest Coverage			2.62x	3.50x	3.05x	3.13x
Common shareholders equity			$2,172,198	$1,762,089	$1,436,788	$2,200,590
Total Capitalization (including current maturities of long-term debt)			$4,558,285	$3,982,661	$3,718,569	$4,863,669
Debt/Capitalization			52.35%	55.76%	61.36%	54.75%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)
	Six Months ended June 30,		Year ended December 31,			LTM June 30,
	2007	2006	2006	2005	2004	2007

Net Income	$31,976	$22,271	$57,709	$52,074	$18,577	$67,414

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	41,317	44,962	87,279	90,569	86,806	83,634
Deferred taxes and deferred investment tax credit	(7,652)	(37,847)	(39,361)	209	11,640	(9,166)
AFUDC (Debt and Equity)	(12,289)	(4,089)	(11,976)	(3,143)	(4,567)	(20,176)
Plant Costs disallowed	-	-	-	-	47,092	-
Other, net	11,221	6,230	16,935	318	474	21,926
Funds from Operations (Before Deferred Energy Costs)	64,573	31,527	110,586	140,027	160,022	143,632
Amortization Deferred energy costs - electric	23,735	22,626	46,322	56,750	36,653	47,431
Amortization Deferred energy costs - gas	638	4,136	6,234	1,446	3,241	2,736
Deferral of energy costs - electric plus terminated suppliers	7,918	(1,932)	90	8,156	(34,598)	9,940
Deferral of energy costs - gas	(638)	1,744	436	(2,519)	(7,480)	(1,946)
Payment to terminating supplier	-	(27,958)	(27,958)	-	(10,818)	-
Proceeds from claim on terminating supplier	-	14,974	14,974	-	-	-
Adjusted Funds from Operations	$96,226	$45,117	$150,684	$203,860	$147,020	$201,793

Long-term Debt	1,085,764	1,072,566	1,070,858	941,804	994,309	1,085,764
Current maturities of long term debt	101,643	22,400	2,400	52,400	2,400	101,643
Total Debt	$1,187,407	$1,094,966	$1,073,258	$994,204	$996,709	1,187,407

Preferred Stock	-	-	-	50,000	50,000	-

Net interest expense	30,237	36,240	71,506	69,067	62,831	65,503
AFUDC Debt	5,455	1,937	5,505	1,504	2,849	9,023
Adjusted Interest Expense	$35,692	$38,177	$77,011	$70,571	$65,680	74,526

Debt/Funds from operations			9.71x	7.10x	6.23x	8.27x
Debt/Adjusted FFO			7.12x	4.88x	6.78x	5.88x
Funds from Operations Interest Coverage			2.44x	2.98x	3.44x	2.93x
Adjusted Funds From Operations Interest Coverage			2.96x	3.89x	3.24x	3.71x
Common shareholders equity			$884,737	$727,777	$705,395	$916,994
Total Capitalization (including current maturities of long-term debt)			$1,957,995	$1,771,981	$1,752,104	$2,104,401
Debt/Capitalization			54.81%	56.11%	56.89%	56.42%